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                                                              EXHIBIT 10.31


                       FIRST AMENDMENT TO LOAN AGREEMENT


     This First Amendment to Loan Agreement is made by and among BROADWAY & SEYMOUR, INC., a Delaware corporation ("Broadway") with a principal place of business at 128 South Tryon Street, Charlotte, North Carolina 28202-5050, ELITE INFORMATION SYSTEMS, INC., a California corporation ("Elite") with a principal place of business at 3415 South Sepulveda Boulevard, Suite 500, Los Angeles, California 90034, THE MINICOMPUTER COMPANY, OF MARYLAND, INC., a Maryland corporation ("TMC") with a principal place of business at Executive Plaza I, 11350 McCormick Road, Suite 600, Hunt Valley, MD 21031-1012, ELITE INFORMATION SYSTEMS INTERNATIONAL, INC., a California corporation ("Elite International") with a principal place of business at 3415 South Sepulveda Boulevard, Suite 500, Los Angeles, California 90034 (Broadway, Elite, TMC and Elite International are hereinafter jointly and severally referred to as, the "Borrower"), FLEET NATIONAL BANK, a national banking association organized under the laws of the United States and having an office at 75 State Street, Boston, Massachusetts 02109 as Agent for itself and each of the other Lenders who now and/or hereafter become parties to the hereinafter defined Loan Agreement pursuant to the terms of Section 9.11 thereof (sometimes the "Agent" and sometimes "Fleet" and in its capacity as a Lender, sometimes "Fleet" and sometimes a "Lender"). Capitalized terms used herein and not expressly defined herein shall have the respective meanings ascribed to such terms in the hereinafter defined Loan Agreement.


                                WITNESSETH THAT:

     WHEREAS, the Borrower and the Agent are parties to that certain Loan Agreement dated as of July 23, 1997 pursuant to which the Lenders extended a $15,000,000 revolving credit facility (as amended from time to time, the "Loan Agreement"); and

     WHEREAS, the Borrower and the Agent desire to amend certain provisions of the Loan Agreement as hereinafter set forth.

     NOW, THEREFORE, the Borrower and the Agent hereby agree as follows:

     1. All references in the Loan Agreement to the Financing Documents shall be deemed to refer to such documents and in addition shall also refer to this First Amendment to Loan Agreement.

     2. Effective as of the date hereof, the first paragraph only of Section
5.1.13 of the Loan Agreement is hereby amended to read in its entirety:

               Section 5.1.13. Minimum Adjusted Net Income. Maintain a Minimum Adjusted Net Income at each Borrower fiscal quarter end for the immediately preceding Borrower fiscal quarter, in an amount not less than (i) $125,000 for the Borrower fiscal quarter ending June 30, 1997, (ii) $700,000 for the Borrower
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          fiscal quarter ending September 30, 1997 and (iii) $1,000,000 thereafter. Maintain a Minimum Adjusted Net Income at each Borrower fiscal year end for the immediately preceding Borrower fiscal year in an amount not less than (i) $2,500,000 for the Borrower fiscal year ending December 31, 1997 and (ii) $4,000,000 thereafter.

     3. The Borrower hereby restates all of the representations, warranties and covenants of the Borrower set forth in the Loan Agreement to the same extent as if fully set forth herein and the Borrower hereby certifies that all such representations and warranties are true and accurate as of the date hereof.

     4. The Borrower and the Agent hereby ratify, confirm and approve the Loan Agreement, amended as set forth herein, as a binding obligation, enforceable in accordance with its terms. The Borrower further acknowledges and agrees that Agent has not waived any of its rights under the Loan Agreement, amended as set forth herein, or any Event(s) of Default that may hereafter exist thereunder and that there does not exist (i) any offset or defense against payment or performance of any of the Indebtedness and Obligations of the Borrower evidenced thereby, or (ii) any claim or cause of action by Borrower against Agent with respect to the transactions described therein.

     5. The Borrower represents and warrants to the Agent that no Default or Event of Default exists under the Loan Agreement, amended as set forth herein, any of the Financing Documents or any document or agreement executed in connection therewith or herewith.

     6. This First Amendment to Loan Agreement shall be effective as of September 30, 1997.
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     IN WITNESS WHEREOF, the Borrower and the Agent have caused this First
Amendment to Loan Agreement to be executed as a sealed instrument by their proper representatives hereunto duly authorized as of the 30th day of September, 1997.


Attest:                            Broadway & Seymour, Inc.


/s/ Steven O. Todd                 By: /s/ Bryan P. Causey
---------------------                  -------------------------
Asst. Secretary                        Bryan Causey, Treasurer



Attest:                            Elite Information Systems, Inc.


/s/ Steven O. Todd                 By: /s/ Bryan P. Causey
---------------------                  -------------------------
Asst. Secretary                        Bryan Causey, Treasurer



Attest:                            The Minicomputer Company of Maryland, Inc.


/s/ Steven O. Todd                 By: /s/ Bryan P. Causey
---------------------                  -------------------------
Asst. Secretary                        Bryan Causey, Treasurer



Attest:                            Elite Information Systems International, Inc.


/s/ Steven O. Todd                 By: /s/ Bryan P. Causey
---------------------                  -------------------------
Asst. Secretary                        Bryan Causey, Treasurer



Attest:                            Fleet National Bank, as Agent for the
                                   Lenders and as a Lender


/s/ Dina M. Bosco                  By: /s/ Michael S. Barclay
---------------------                  -------------------------
                                       Name: Michael S. Barclay
                                       Title: Assistant Vice President